Supplement to the currently effective Prospectus of each of the listed funds:

Kemper Emerging Markets
Growth Fund

Kemper Latin America Fund

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On November 29, 2000, the Board of each Fund approved the cessation of operations of that Fund effective on or about February 23, 2001 (the "Closing Date"). Accordingly, the Board of each Fund has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. Shareholders will receive the net asset value per share for all shares they own on that date. The redemption of shares may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

In conjunction with approving the cessation of operations of each Fund, the Board of each Fund further approved closing each Fund to new investments effective as of the close of business on November 29, 2000. Qualified defined contribution retirement plans (i.e., 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing accounts held at a financial intermediary may continue to make additional purchases in existing accounts of a Fund through the Closing Date.

In addition, during the interim period prior to the Closing Date, the portfolio manager of Kemper Emerging Markets Growth Fund will be Terrence Gray. Mr. Gray, who joined the Fund in 2000, began his investment career and joined the Advisor in 1993.

November 30, 2000